                                                                 Exhibit (25)(f)

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

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                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

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               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                A TRUSTEE PURSUANT TO SECTION 305(b)(2) ________

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                               JPMORGAN CHASE BANK
               (Exact name of trustee as specified in its charter)

 NEW YORK                                                           13-4994650
 (State of incorporation                                      (I.R.S. employer
 if not a national bank)                                   identification No.)

 270 PARK AVENUE
 NEW YORK, NEW YORK                                                      10017
 (Address of principal executive offices)                            (Zip Code)

                               William H. McDavid
                                 General Counsel
                                 270 Park Avenue
                            New York, New York 10017
                               Tel: (212) 270-2611
            (Name, address and telephone number of agent for service)
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                              WEYERHAEUSER COMPANY
               (Exact name of obligor as specified in its charter)

  WASHINGTON                                                        91-0470860
  (State or other jurisdiction of                             (I.R.S. employer
  incorporation or organization)                           identification No.)

  33663 WEYERHAEUSER WAY SOUTH
  FEDERAL WAY, WASHINGTON                                               98003
  (Address of principal executive offices)                         (Zip Code)

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                         PREFERRED SECURITIES GUARANTEE
                         (WEYERAHAEUSER CAPITAL TRUST I)
                       (Title of the indenture securities)

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                                                                 Exhibit (25)(f)

                                     GENERAL

Item 1.  General Information.

         Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

             New York State Banking Department, State House, Albany, New York 12110.

             Board of Governors of the Federal Reserve System, Washington, D.C., 20551

             Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York, N.Y.

             Federal Deposit Insurance Corporation, Washington, D.C., 20429.

         (b) Whether it is authorized to exercise corporate trust powers.

             Yes.

Item 2.  Affiliations with the Obligor and Guarantors.

         If the obligor or any Guarantor is an affiliate of the trustee, describe each such affiliation.

         None.

                                                                 Exhibit (25)(f)

Item 16. List of Exhibits

         List below all exhibits filed as a part of this Statement of Eligibility.

         1. A copy of the Restated Organization Certificate of the Trustee dated March 25, 1997 and the Certificate of Amendment dated October 22, 2001 (see
Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-76894, which is incorporated by reference.)

         2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference). On November 11, 2001 in connection with the merger of The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York, the surviving corporation was renamed JPMorgan Chase Bank.

         3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

         4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-76894, which is incorporated by reference.)

         5. Not applicable.

         6. The consent of the Trustee required by Section 321(b) of the Act (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference). On November 11, 2001, in connection with the merger of The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York, the surviving corporation was renamed JPMorgan Chase Bank.

         7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

         8. Not applicable.

         9. Not applicable.

                                    SIGNATURE

      Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, JPMorgan Chase Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 23rd day of April, 2003.

                                                     JPMORGAN CHASE BANK

                                                 By ____________________________
                                                     Natalia Rodriguez
                                                     Vice President

                                                                 Exhibit (25)(f)

Item 16.   List of Exhibits

         List below all exhibits filed as a part of this Statement of Eligibility.

         1. A copy of the Restated Organization Certificate of the Trustee dated March 25, 1997 and the Certificate of Amendment dated October 22, 2001 (see
Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-76894, which is incorporated by reference.)

         2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference). On November 11, 2001 in connection with the merger of The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York, the surviving corporation was renamed JPMorgan Chase Bank.

         3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

         4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-76894, which is incorporated by reference.)

         5. Not applicable.

         6. The consent of the Trustee required by Section 321(b) of the Act (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference). On November 11, 2001, in connection with the merger of The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York, the surviving corporation was renamed JPMorgan Chase Bank.

         7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

         8. Not applicable.

         9. Not applicable.

                                   SIGNATURE

      Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, JPMorgan Chase Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 23rd day of April, 2003.

                                               JPMORGAN CHASE BANK

                                                 By /s/ Natalia Rodriguez
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                                                     Natalia Rodriguez
                                                     Vice President

                              Exhibit 7 to Form T-1

                                Bank Call Notice

                             RESERVE DISTRICT NO. 2
                       CONSOLIDATED REPORT OF CONDITION OF

                               JPMorgan Chase Bank
                  of 270 Park Avenue, New York, New York 10017
                     and Foreign and Domestic Subsidiaries,
                     a member of the Federal Reserve System,

                 at the close of business December 31, 2002, in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                                   DOLLAR AMOUNTS
                     ASSETS                                                         IN MILLIONS
Cash and balances due from depository institutions:
     Noninterest-bearing balances and
     currency and coin .........................................................      $ 18,102
     Interest-bearing balances .................................................         8,392
Securities:
Held to maturity securities ....................................................           396
Available for sale securities ..................................................        79,372
Federal funds sold and securities purchased under
     agreements to resell.......................................................
     Federal funds sold in domestic offices                                             16,164
     Securities purchased under agreements to resell                                    67,327
Loans and lease financing receivables:
     Loans and leases held for sale ............................................        24,545
     Loans and leases, net of unearned income   $159,647
     Less: Allowance for loan and lease losses     3,572
     Loans and leases, net of unearned income and
     allowance .................................................................       156,075
Trading Assets..................................................................       194,198
Premises and fixed assets (including capitalized leases)........................         6,280
Other real estate owned.........................................................           104
Investments in unconsolidated subsidiaries and
     associated  companies .....................................................           678
Customers' liability to this bank on acceptances
     outstanding................................................................           349
Intangible assets
     Goodwill ..................................................................         2,159
     Other Intangible assets ...................................................         3,315
Other assets ...................................................................        44,932
TOTAL ASSETS ...................................................................      $622,388
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                                   LIABILITIES

Deposits
     In domestic offices .......................................................       $  171,786
     Noninterest-bearing ..................  $   75,101
     Interest-bearing .....................      96,685
     In foreign offices, Edge and Agreement
     subsidiaries and IBF's ....................................................          128,780
    Noninterest-bearing ...................  $    7,380
     Interest-bearing .....................     121,400

Federal funds purchased and securities sold under agreements to repurchase:
     Federal funds purchased in domestic offices                                            5,701
     Securities sold under agreements to repurchase                                       120,579
Trading liabilities ............................................................          118,113
Other borrowed money (includes mortgage indebtedness
     and obligations under capitalized leases) .................................            8,388
Bank's liability on acceptances executed and outstanding .......................              356
Subordinated notes and debentures ..............................................            8,528
Other liabilities ..............................................................           24,520
TOTAL LIABILITIES ..............................................................          586,751
Minority Interest in consolidated subsidiaries .................................               97

                                 EQUITY CAPITAL

Perpetual preferred stock and related surplus ..................................                0
Common stock ...................................................................            1,785
Surplus  (exclude all surplus related to preferred stock) ......................           16,304
Retained earnings ..............................................................           16,347
Accumulated other comprehensive income .........................................            1,104
Other equity capital components ................................................                0
TOTAL EQUITY CAPITAL ...........................................................           35,540
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TOTAL LIABILITIES, MINORITY INTEREST, AND EQUITY CAPITAL                               $  622,388
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I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                                            JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

                                            WILLIAM B. HARRISON, JR. )
                                            ELLEN V. FUTTER          ) DIRECTORS
                                            FRANK A. BENNACK, JR.    )